UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

CREATIVE MEDICAL TECHNOLOGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 E Osborn Road, Phoenix, AZ 85012

(Address of principal executive offices)

(480) 399-2822

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CELZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 20, 2023, Creative Medical Technology Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on proposals for (i) the election of the director nominees named in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on November 3, 2023 (“Proposal I”); (ii) the approval of the compensation of the Company’s named executive officers (“Proposal II”); and (iii) the ratification of the appointment of Haynie & Company to serve as the Company’s independent registered public accountants (“Proposal III”).  Each of the foregoing proposals is described in more detail in the Proxy Statement.  Stockholders holding an aggregate of 776,982 shares of common stock, representing 55.9% of the outstanding shares of the Company’s common stock as of the record date, and which constituted a quorum, were present in person or represented by proxy at the Annual Meeting.   The results of the voting at the Annual Meeting are presented below.

Proposal I - The five director nominees were all elected to the Board  as follows:

Director	For	Withhold
Timothy Warbington	237,163	24,057
Donald Dickerson	237,192	24,028
Michael H. Finger	234,462	26,758
Susan Snow	237,729	23,491
Bruce S. Urdang, Esq.	235,547	25,673

Proposal II - The compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
169,498	90,645	1,077	515,762

Proposal III –The ratification of the appointment of Haynie & Company was approved as follows:

For	Against	Abstain	Broker Non-Votes
751,848	23,485	1,649	N/A

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: December 20, 2023	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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